UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2007

REGIONS FINANCIAL

CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 944-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2007, the Board of Directors of Regions Financial Corporation (“Regions”) amended the first paragraph of Section 3 of Article II of Regions’ By-laws effective immediately. The purpose of the amendment was to adopt provisions providing that, in uncontested elections, Directors shall be elected by a majority of the votes cast, more specifically as follows with deletions indicated by strike-outs and additions indicated by underlining:

Section 3. Voting:

Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these By-Laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but no proxy shall be voted after eleven (11) months from its date unless such proxy provides for a longer period. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, a telegram, cablegram or other means of electronic transmission to the person authorized to act as proxy or to a proxy solicitation firm, proxy support service organization, or other person authorized by the person who will act as proxy to receive the transmission, in each case as the Board of Directors, the Chairman of the Board of Directors or the presiding officer of the meeting may determine from time to time. Such proxy shall be filed with the secretary of the Corporation before or at the time of the meeting. ~~All elections for Directors shall be decided by a plurality vote;~~ Except as may be otherwise required by the Certificate of Incorporation, each Director shall be elected by the vote of the majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) at any meeting for the election of Directors at which a quorum is present, provided that the Directors shall be elected by a plurality of the votes cast (instead of by votes cast “for” or “against” a nominee) at any meeting at which a quorum is present for which (i) the Secretary of the Corporation receives a notice in compliance with the applicable requirements for stockholder nominations for Director set forth in these By-Laws and (ii) such proposed nomination has not been withdrawn by such stockholder on or prior to the tenth day preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders; all other questions shall be decided by a majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

In addition, Section 11(B) of Article IV of the By-laws was amended effective April 19, 2007 for the purpose of changing the size of the Board from a fixed number of 21 to a total number to be set from time to time by the Directors. The amendment also eliminates requirements that a set number of Board members must be from former Regions and former AmSouth and that former Regions and former AmSouth directors must be apportioned as nearly equal as possible among the classes. The amendment is as follows with deletions indicated by strike-outs and additions indicated by underlining:

(B) The number ~~Effective as of the Effective Time, the Board~~ of Directors of the Corporation shall be fixed from time to time by resolutions adopted by the Board of Directors; no decrease in the number of directors shall shorten the term of any incumbent director. ~~comprised of twenty-one (21) directors (plus up to two additional directors solely as contemplated by the following parenthetical phrases), of which twelve (12) (plus up to one additional director to be added after the date of the Merger Agreement and prior to the Effective Time with the mutual agreement of Regions and AmSouth) shall be members of the Board of Directors of the Corporation prior to the Effective Time (as defined in the Merger Agreement) chosen by the Corporation prior to the Effective Time (the “FORMER REGIONS DIRECTORS”) and nine (9) (plus up to one additional director to be added after the date of the Merger Agreement and prior to the Effective Time with the mutual agreement of Regions and AmSouth) of which shall be former members of the Board of Directors of AmSouth chosen by AmSouth prior to the Effective Time (the “FORMER AMSOUTH DIRECTORS”) and the Former Regions Directors and the Former AmSouth Directors shall be apportioned among the three classes of the Board of Directors in a manner as nearly equal as possible.~~ From and after the Effective Time through the third anniversary of the Closing Date (as defined in the Merger Agreement), all vacancies on the Board of Directors of the Corporation created by the cessation of service of a member of the Board of Directors of the Corporation prior to the Effective Time (as defined in the Merger Agreement) chosen by the Corporation prior to the Effective Time (the “FORMER REGIONS DIRECTORS”)~~Former Regions Director~~ shall be filled by a nominee proposed to the N~~n~~ominating and Corporate Governance C ~~c~~ommittee of the Board of Directors of the Corporation by a majority of the remaining Former Regions Directors, and all vacancies on the Board of Directors of the Corporation created by the cessation of service of a member of the Board of Directors of AmSouth chosen by AmSouth prior to the Effective Time (the “FORMER AMSOUTH DIRECTORS”) ~~Former AmSouth Director~~ shall be filled by a nominee proposed to the N~~n~~ominating and Corporate Governance C ~~c~~ommittee of the Board of Directors of the Corporation by a majority of the remaining Former AmSouth Directors, and all directors so nominated and appointed or elected to the Board of Directors of the Corporation by proposal of the Former Regions Directors shall be considered “Former Regions Directors” for purposes of this Section 11 and all directors so nominated and appointed or elected to the Board of Directors of the Corporation by proposal of the Former AmSouth Directors shall be considered “Former AmSouth Directors” for purposes of this Section 11.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Also on March 8, 2007, the Board of Directors of Regions adopted a new Code of Ethics for Senior Financial Officers that applies to the Registrant’s chief executive officer, chief financial officer, principal accounting officer and controller. The new Code carves out aspects that until now have been addressed in the Registrant’s more general Code of Business Conduct and Ethics that applies to all employees. The Code of Ethics for Senior Financial Officers and the Code of Business Conduct and Ethics may be found on the Registrant’s website at www.regions.com. As disclosed in Registrant’s most recently filed annual report, Regions intends to disclose any amendments or waivers with respect to its Code of Ethics for Senior Financial Officers on its website. The new Code of Ethics for Senior Financial Officers is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 By-laws of Regions Financial Corporation as amended through March 8, 2007.

99.2 Code of Ethics for Senior Financial Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ John D. Buchanan
Name:	John D. Buchanan
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: March 14, 2007